UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-05742

Name of Fund:  BlackRock Funds

BlackRock Wealth Liquid Environmentally Aware Fund (Formerly BlackRock Money Market Portfolio)

FundAddress:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 03/31/2020

Date of reporting period: 03/31/2020

Item 1 – Report to Stockholders

MARCH 31, 2020

2020 Annual Report

BlackRock FundsSM

•	BlackRock Money Market Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The last 12 months have been a time of sudden change in global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. For much of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, leading countries around the world took economically disruptive countermeasures, causing equity prices to fall sharply. Now that the virus has spread around the globe and an economic downturn appears inevitable, investors are faced with the question of how long and how deep it will be.

Returns for most securities were robust for the first ten months of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that had characterized this economic cycle. However, once stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off and unemployment claims spiked. With large portions of the economy on hold, all types of equities, both in the United States and internationally, ended the reporting period with negative performance.

The performance of different types of fixed-income securities diverged substantially due to a reduced investor appetite for risk. Treasuries benefited from the risk-off environment, and posted healthy returns, as the 10-year yield (which is inversely related to bond prices) fell to an all-time low. Investment-grade corporate bonds also delivered a positive return, while high-yield corporates were down due to credit concerns.

The U.S. Federal Reserve (the “Fed”) reduced interest rates three times in 2019, to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also announced a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruption is certain to hurt worldwide economic growth, the global expansion is likely to continue once the impact of the outbreak subsides. For the near term, however, the disruption is likely to act as a further drag on corporate earnings, following flat earnings growth in 2019. Nonetheless, there are promising signs that a strong coordinated monetary and fiscal response is beginning to take place, both in the United States and abroad. With measures being taken to contain the virus and provide support to impacted businesses and individuals, we anticipate a sharp increase in economic activity as life returns to normal.

Overall, we favor a neutral stance toward risk, given the uncertainty surrounding the economic impact of coronavirus countermeasures. Among equities, we see an advantage in U.S. stocks compared to other developed markets, given the diversity of the U.S. economy and the impressive scope of monetary and fiscal stimulus. In bonds, the swift action taken by the world’s central banks means there are attractive opportunities in credit, and we expect credit spreads to narrow as markets stabilize.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2020
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	(12.31)%	(6.98)%
U.S. small cap equities (Russell 2000® Index)	(23.72)	(23.99)
International equities (MSCI Europe, Australasia, Far East Index)	(16.52)	(14.38)
Emerging market equities (MSCI Emerging Markets Index)	(14.55)	(17.69)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.04	2.25
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	9.95	18.25
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	3.33	8.93
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.07	3.78
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(10.40)	(6.94)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Money Market Overview  For the 12-Month Period Ended on March 31, 2020

As the 12-month period progressed, investors witnessed a pivot by the Fed from hiking rates in 2018 to delivering 0.25% cuts in July, September and October 2019 to the Federal Funds target rate, which ended 2019 in a range of 1.50%-1.75%. Prompting these cuts, in our view, were concerns about slowing global growth amid uncertainties associated with geopolitical events, including U.S.-China trade tensions, and muted inflation. Much to that point at the onset of 2020, the U.S. economy was stable, and interest rate policy was appropriate according to the Fed, but this outlook quickly changed upon the imposition of dramatic measures by authorities around the world to stem the spread of the coronavirus pandemic. In response, the Fed quickly enacted a series of unprecedented measures to channel credit to businesses and households and smooth market functioning.

The Fed’s stimulus campaign began with an “emergency” 0.50% cut to the Federal Funds target rate on March 3, 2020. This action was followed up a few weeks later with a surprise 1% interest rate cut, bringing the range for the Federal Funds target rate to 0.00%-0.25%. This action included a commitment to keep rates low until the uncertainty has passed. A nearly unlimited supply of repurchase agreements was also made available in response to the liquidity strains exhibited in the market. Dusting off its crisis-era playbook, the Fed rebooted or rolled out various support facilities. The most impactful for money market funds, in our view, was the creation of the Money Market Liquidity Facility to purchase commercial paper and domestic and Yankee certificates of deposit from prime money market funds, and municipal debt and variable rate demand notes from municipal money market funds. The facility was largely active and provided liquidity to money market funds by the end of the first quarter of 2020. In a nod to 2008, the Fed revived the following vehicles: the Commercial Paper Funding Facility to backstop the purchase of high-quality commercial paper from U.S. issuers; the Primary Dealer Credit Facility to provide low-cost funding against a broad range of collateral including commercial paper; and the Term Asset Back Securities Lending Facility to purchase asset-backed securities. Other notable actions included the creation of new facilities to purchase investment-grade corporate debt through the Primary Market Corporate Credit Facility and Secondary Market Corporate Credit Facility. A $2 trillion fiscal aid package signed into law by President Trump along with a series of coordinated global fiscal and monetary actions complimented the Fed’s sweeping measures.

The three-month London Inter-Bank Offered Rate overnight-indexed swap spread — a gauge of stress in the financial system — increased from a low of around 0.12% in February to around 1.38% at the end of March. While elevated, this measure remains below the 2008 crisis peak of over 3.60%. In the municipal money market, dealer inventories of variable rate demand notes reached record levels late in the first quarter of 2020 before contracting sharply as a diverse group of buyers snapped up excess supply. In response, the SIFMA index of seven-day variable rate demand notes fell from peak of 5.20% to end the first quarter of 2020 at 4.71%. Government money market funds were forced to put excess cash to work at or near the “zero lower bound,” while the front end of the Treasury bill curve was offered at modestly negative rates toward the end of the March quarter. The maximum daily take-up in the Fed’s reverse repurchase agreement program — which serves as an investment outlet for eligible money market funds at a rate of 0% — rose sharply to a peak amount of nearly $285 billion at the end of March, the highest level since 2017. Assets of money market funds rose toward the latter part of the March quarter to an all-time high of over $4.2 trillion, with large government fund inflows offsetting outflows from prime funds.

In our view, we expect the substantial amount of coordinated fiscal and monetary stimulus made available in the United States and abroad will serve as an important bridge in addressing economic and market strains from the drastic measures taken to contain the coronavirus pandemic.

Tentative signs of a thawing at the front-end credit markets were observed toward the end of the first quarter of 2020, and we are optimistic that conditions in the short-term taxable and municipal money markets will improve further as the various Fed facilities are fully operational in the weeks ahead. While rates in the government space should remain low in absolute terms, an upsurge in Treasury bill issuance over the next two quarters could provide modest relief for rates in our opinion.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Information as of March 31, 2020	BlackRock Money Market Portfolio

Investment Objective

BlackRock Money Market Portfolio’s (the “Fund”) investment objective is to seek a high level of current income as is consistent with maintaining liquidity and stability of principal.

On February 11, 2020, the Board of Trustees (the “Board”) of BlackRock FundsSM (the “Trust”) approved a proposal to change the name of the Fund to BlackRock Wealth Liquid Environmentally Aware Fund. The Board also approved certain changes to the investment objective and investment strategies of the Fund. These changes became effective on May 11, 2020.

CURRENT SEVEN-DAY YIELDS

	7-Day SEC Yields	7-Day Yields
Institutional	0.88%	0.88%
Premier	0.88	0.88
Service	0.60	0.60
Investor A	0.59	0.59
Investor C	0.00	0.00

The 7-Day SEC Yields may differ from the 7-Day Yields shown above due to the fact that the 7-Day SEC Yields exclude distributed capital gains.

Past performance is not indicative of future results.

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
Commercial Paper	71%
Certificates of Deposit	10
Time Deposits	9
Repurchase Agreements	8
Municipal Bonds	—	(a)
U.S. Treasury Obligations	—	(a)
Other Assets Less Liabilities	2

(a)	Represents less than 1% of the Fund’s net assets.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees and other fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on October 1, 2019 and held through March 31, 2020) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical example that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical (a)
	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During the Period (b)	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Institutional	$1,000.00	$1,008.00	$1.00	$1,000.00	$1,024.00	$1.01	0.20%
Premier	1,000.00	1,008.00	1.00	1,000.00	1,024.00	1.01	0.20
Service	1,000.00	1,006.50	2.51	1,000.00	1,022.50	2.53	0.50
Investor A	1,000.00	1,006.50	2.46	1,000.00	1,022.55	2.48	0.49
Investor C	1,000.00	1,002.70	6.26	1,000.00	1,018.75	6.31	1.25

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

FUND INFORMATION	5

Schedule of Investments March 31, 2020	BlackRock Money Market Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Certificates of Deposit — 9.5%

Euro — 1.5%(a)
Credit Industriel et Commercial SA:
1.92%, 01/08/21	USD	5,000	$4,925,671
1.74%, 02/12/21		10,000	9,848,589
DZ Bank AG Deutsche Zentral- Genossenschaftsbank Frankfurt Am Main, 1.74%, 05/29/20		10,000	9,972,050
Mitsubishi UFJ Trust & Banking Corp., 1.76%, 05/07/20		20,000	19,964,772

			44,711,082

Yankee — 8.0%(b)
Bank of Montreal, Chicago, (US Federal Funds Effective Rate (continuous series) + 0.31%), 0.40%, 07/13/20(c)		7,000	7,000,000
Bank of Nova Scotia, Houston(c):
(LIBOR USD 1 Month + 0.23%), 1.03%, 08/17/20		10,000	10,000,000
(LIBOR USD 1 Month + 0.23%), 1.00%, 08/20/20		8,500	8,500,000
(US Federal Funds Effective Rate (continuous series) + 0.45%), 0.54%, 10/23/20		7,000	7,000,000
(LIBOR USD 3 Month + 0.10%), 1.98%, 02/08/21		8,000	8,000,000
Cooperatieve Rabobank UA, New York(c):
(LIBOR USD 1 Month + 0.18%), 1.19%, 05/08/20		10,000	10,000,000
(LIBOR USD 3 Month + 0.15%), 2.05%, 10/05/20		8,000	8,000,000
Credit Industriel et Commercial SA, New York(c):
(LIBOR USD 1 Month + 0.22%), 1.15%, 04/24/20		7,000	7,000,094
(LIBOR USD 1 Month + 0.23%), 1.00%, 08/20/20		8,500	8,500,000
Lloyds Bank Corporate Markets plc, New York, (LIBOR USD 3 Month + 0.17%), 2.01%, 04/17/20(c)		7,000	7,000,000
Mizuho Bank Ltd., New York: 1.93%, 05/01/20		3,600	3,600,054
(LIBOR USD 3 Month + 0.10%), 2.04%, 10/01/20(c)		10,000	10,000,000
MUFG Bank Ltd., New York, (LIBOR USD 3 Month + 0.14%), 1.87%, 05/11/20(c)		4,000	4,000,000
Natixis SA, New York, 2.72%, 04/03/20		7,000	7,000,000
Nordea Bank Abp, New York, 1.71%, 01/28/21		13,000	13,000,000
Norinchukin Bank, New York, 1.94%, 04/29/20		7,000	7,000,000
Skandinaviska Enskilda Banken AB, New York(c):
(LIBOR USD 1 Month + 0.25%), 1.00%, 08/19/20		7,000	7,000,000
(LIBOR USD 3 Month + 0.15%), 2.06%, 10/02/20		7,750	7,750,000
(LIBOR USD 3 Month + 0.11%), 2.02%, 01/04/21		6,000	6,000,000
Sumitomo Mitsui Banking Corp., New York(c):
(LIBOR USD 1 Month + 0.27%), 1.85%, 05/01/20		5,500	5,500,000
(LIBOR USD 3 Month + 0.06%), 1.76%, 02/19/21		10,000	10,000,000
Sumitomo Mitsui Trust Bank Ltd., New York(c):
(LIBOR USD 3 Month + 0.20%), 1.89%, 05/18/20		4,000	4,000,000
(LIBOR USD 3 Month + 0.07%), 1.72%, 05/26/20		8,000	8,000,000

Security		Par (000)	Value

Yankee (continued)
Svenska Handelsbanken AB, New York(c):
(LIBOR USD 3 Month + 0.15%), 2.06%, 10/02/20	USD	8,250	$8,250,000
(LIBOR USD 1 Month + 0.25%), 1.61%, 01/04/21		12,000	12,000,000
Toronto-Dominion Bank, New York: 1.90%, 04/30/20		10,000	10,000,399
(US Federal Funds Effective Rate (continuous series) + 0.31%), 0.40%, 07/10/20 - 07/16/20(c)		12,500	12,500,000
2.17%, 07/29/20		7,000	7,000,000
(LIBOR USD 3 Month + 0.19%), 1.42%, 09/28/20(c)		6,500	6,500,000
Westpac Banking Corp., New York(c):
(US Federal Funds Effective Rate (continuous series) + 0.40%), 0.49%, 11/02/20		5,000	5,000,000
(LIBOR USD 3 Month + 0.15%), 1.15%, 12/09/20		8,000	8,000,000

			243,100,547

Total Certificates of Deposit — 9.5% (Cost: $287,811,629)			287,811,629

Commercial Paper — 71.1%
ABN AMRO Funding USA LLC(a):
1.51%, 07/01/20		19,000	18,920,754
1.53%, 08/25/20		10,000	9,923,756
1.53%, 09/02/20		4,000	3,979,809
Albion Capital Corp. SA, 0.18%, 04/03/20(a)		42,000	41,994,517
Alpine Securitization LLC, 1.75%, 09/30/20		35,000	35,000,000
Alpine Securitization Ltd., (LIBOR USD 1 Month + 0.17%), 1.09%, 05/05/20(c)(d)		15,000	15,000,000
ANZ New Zealand Int’l Ltd.(c):
(LIBOR USD 3 Month + 0.08%), 1.95%, 07/07/20		14,000	13,998,756
(LIBOR USD 3 Month + 0.00%), 1.84%, 07/16/20		7,000	7,000,390
ASB Finance Ltd., 1.46%, 08/28/20(a)		25,000	24,828,236
Bank of Nova Scotia (The), (LIBOR USD 3 Month + 0.09%), 1.94%, 02/16/21(c)		9,000	9,000,000
Barton Capital LLC(a):
0.69%, 04/06/20		74,773	74,757,942
1.37%, 04/21/20		18,500	18,482,425
Bayerische Landesbank, 0.50%, 04/02/20(a)		75,000	74,998,958
BNG Bank NV(a):
1.36%, 07/31/20		28,000	27,853,187
1.47%, 11/30/20		17,000	16,827,875
CAFCO LLC(a):
1.33%, 06/04/20		45,000	44,873,600
1.35%, 06/15/20		30,000	29,859,375
1.37%, 07/01/20		10,000	9,943,125
Caisse d’Amortissement de la Dette Sociale, 1.40%, 09/03/20(a)(d)		22,000	21,886,333
Canadian Imperial Bank of Commerce, 1.54%, 10/13/20(a)		35,000	34,764,777
Cancara Asset Securitisation LLC, 1.59%, 06/05/20(a)(d)		50,000	49,819,444
Cargill, Inc., 0.01%, 04/01/20(a)		5,000	5,000,000
CDP Financial, Inc., 1.50%, 09/03/20(a)(d)		32,000	31,870,489
Chariot Funding LLC:
2.35%, 04/02/20(a)		50,000	49,997,083
2.09%, 04/06/20(a)		20,000	19,995,834
(LIBOR USD 3 Month + 0.00%), 1.75%, 08/04/20(c)		20,000	20,000,000

6	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2020	BlackRock Money Market Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Paper (continued)
Coca-Cola Co. (The), 1.42%, 05/12/20(a)	USD	3,000	$2,992,757
Commonwealth Bank of Australia, (LIBOR USD 3 Month + 0.04%), 1.94%, 07/07/20(c)		12,000	12,002,508
CPPIB Capital, Inc., (SOFR + 0.32%), 0.33%, 12/10/20(c)(d)		6,500	6,500,000
Credit Industriel et Commercial SA, 1.12%, 07/24/20(a)		17,000	16,911,175
Crown Point Capital Co. LLC(c)(d):
(LIBOR USD 1 Month + 0.28%), 1.30%, 07/06/20		12,000	12,000,000
(LIBOR USD 1 Month + 0.30%), 1.32%, 07/06/20		11,000	11,000,000
Erste Abwicklungsanstalt(a)(d):
1.22%, 05/06/20		8,000	7,987,166
1.36%, 06/02/20		40,000	39,896,667
1.37%, 06/05/20		14,000	13,975,986
European Investment Bank, 0.81%, 09/01/20(a)		39,000	38,809,387
Fairway Finance Co. LLC, 0.77%, 04/01/20(a)		70,000	70,000,000
Federation des Caisses Desjardins du Quebec(a):
0.43%, 04/06/20		80,000	79,995,445
1.40%, 07/16/20		12,000	11,936,753
Glencove Funding DAC, (LIBOR USD 1 Week + 0.12%), 0.80%, 04/07/20(c)(d)		6,000	6,000,000
HSBC Bank plc(c):
(LIBOR USD 1 Month + 0.38%), 1.30%, 09/21/20		10,000	10,000,000
(LIBOR USD 3 Month + 0.19%), 1.77%, 12/01/20		4,000	4,000,000
Hydro-Quebec, 1.38%, 08/05/20(a)		39,000	38,862,135
ING US Funding LLC(c):
(LIBOR USD 1 Month + 0.25%), 1.02%, 08/20/20		10,000	10,000,000
(LIBOR USD 3 Month + 0.20%), 2.07%, 10/07/20		6,000	6,000,000
(LIBOR USD 3 Month + 0.20%), 2.02%, 10/19/20		8,000	8,000,000
Kells Funding LLC(a)(d):
1.53%, 05/21/20		20,000	19,953,333
1.56%, 05/26/20		58,000	57,826,689
Landesbank Baden-Wuerttemberg, 0.26%, 04/01/20(a)		60,000	60,000,000
Liberty Street Funding LLC, 1.58%, 06/25/20(a)		75,000	74,601,563
Macquarie Bank Ltd., (LIBOR USD 3 Month + 0.12%), 1.86%, 05/07/20(c)		6,000	6,000,000
Manhattan Asset Funding Co. LLC, 2.10%, 04/01/20(a)		50,000	50,000,000
Mont Blanc Capital Corp.(a):
1.06%, 04/06/20		24,999	24,993,410
1.63%, 06/05/20		7,000	6,979,525
1.63%, 07/09/20		26,842	26,765,232
National Australia Bank Ltd.:
1.10%, 05/01/20(a)		38,000	37,952,500
(LIBOR USD 3 Month + 0.12%), 1.12%, 12/09/20(c)		12,000	12,000,000
Nederlandse Waterschapsbank NV, 1.45%, 06/18/20(a)		20,000	19,930,667
Nieuw Amsterdam Receivables Corp.(a):
1.61%, 06/10/20		57,000	56,789,417
1.59%, 06/22/20		30,000	29,873,583
NRW Bank(a):
0.55%, 04/02/20		50,000	49,999,305
0.87%, 09/03/20		30,000	29,849,521
Old Line Funding LLC(a):
0.72%, 04/01/20		25,000	25,000,000

Security		Par (000)	Value

Commercial Paper (continued)
1.55%, 06/15/20	USD	30,000	$29,831,250
OMERS Finance Trust, 0.18%, 04/03/20(a)(d)		77,000	76,997,219
Ontario Teachers’ Finance Trust, 1.58%, 08/04/20(a)(d)		8,000	7,950,000
PSP Capital, Inc.(a)(d):
1.26%, 05/19/20		6,000	5,985,600
1.31%, 06/02/20		29,000	28,950,056
1.46%, 09/02/20		25,000	24,895,194
Ridgefield Funding Co. LLC, 0.24%, 04/01/20(a)(d)		17,560	17,560,000
Royal Bank of Canada:
(LIBOR USD 1 Month + 0.18%), 1.76%, 05/01/20(c)		3,000	3,000,000
1.41%, 09/14/20(a)		22,000	21,898,556
Societe Generale SA, (LIBOR USD 3 Month + 0.10%), 1.80%, 03/19/21(c)		8,000	8,000,000
Suncorp-Metway Ltd.(a):
1.42%, 05/06/20		14,000	13,974,139
1.44%, 05/12/20		4,300	4,290,695
Swedbank AB, 1.30%, 09/03/20(a)		12,000	11,931,800
Total Capital Canada Ltd., 1.17%, 04/23/20(a)		5,500	5,493,681
Total Capital SA, 0.06%, 04/01/20(a)		75,000	75,000,000
UBS AG:
1.74%, 01/25/21(a)		6,900	6,797,991
(LIBOR USD 3 Month + 0.08%), 1.85%, 01/28/21(c)		9,500	9,500,000
Victory Receivables Corp., 2.41%, 04/03/20(a)		60,000	59,992,694
Westpac Banking Corp., (LIBOR USD 3 Month + 0.15%), 1.83%, 11/25/20(c)		10,000	10,000,000
Westpac Securities NZ Ltd.(c):
(LIBOR USD 3 Month + 0.08%), 1.45%, 06/29/20		12,000	11,999,298
(LIBOR USD 3 Month + 0.07%), 1.84%, 01/22/21		9,000	9,000,000

Total Commercial Paper — 71.1% (Cost: $2,149,009,562)			2,149,009,562

Municipal Bonds — 0.4%(e)
Jets Stadium Development LLC, Series A-4C, VRDN, 2.00%, 04/07/20(d)		5,000	5,000,000
Port of Seattle, Series 2008, RB, VRDN (Bank of Tokyo-Mitsubishi UFJ Ltd. LOC), 4.75%, 04/07/20		5,000	5,000,000
RIB Floater Trust Various States, Series 2016- 19WE, RB, VRDN (Barclays Bank plc LIQ), 4.00%, 05/05/20(d)(f)		680	680,000

Total Municipal Bonds — 0.4% (Cost: $10,680,000)			10,680,000

Time Deposits — 8.4%
Barclays Bank plc, 0.10%, 04/01/20		100,000	100,000,000
Credit Agricole Corporate and Investment Bank SA, 0.06%, 04/01/20		33,000	33,000,000
Credit Industriel et Commercial SA, 0.04%, 04/01/20		40,000	40,000,000
Skandinaviska Enskilda Banken AB, 0.05%, 04/01/20		30,000	30,000,000
Svenska Handelsbanken AB, 0.03%, 04/01/20		50,000	50,000,000

Total Time Deposits — 8.4% (Cost: $253,000,000)			253,000,000

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (continued) March 31, 2020	BlackRock Money Market Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

U.S. Treasury Obligations — 0.2%
U.S. Treasury Notes, (US Treasury 3 Month Bill Money Market Yield + 0.22%), 0.31%, 07/31/21(c)	USD	7,000	$6,998,306

Total U.S. Treasury Obligations — 0.2% (Cost: $6,998,306)			6,998,306

Security	Value

Total Repurchase Agreements — 8.3% (Cost: $251,315,000)	$251,315,000

Total Investments — 97.9% (Cost: $2,958,814,497)(g)	2,958,814,497

Other Assets Less Liabilities — 2.1%	62,271,252

Net Assets — 100.0%	$3,021,085,749

(a)	Rates are the current rate or a range of current rates as of period end.
(b)	Issuer is a U.S. branch of a foreign domiciled bank.
(c)	Variable rate security. Rate shown is the rate in effect as of period end.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
(f)	These securities are short-term floating rate certificates issued by tender option bond trusts and are secured by the underlying municipal bond securities.
(g)	Cost for U.S. federal income tax purposes.

Repurchase Agreements

	Repurchase Agreements							Collateral
Counterparty	Coupon Rate		Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds Including Interest	Position	Original Par	Position Received, At Value
Bank of America Securities, Inc.	0.01%		03/31/20	04/01/20	$124,315	$124,315	$124,315,035	U.S. Government Sponsored Agency Obligations, 0.00% to 6.25%, due 01/15/22 to 04/06/45	$114,027,000	$126,806,421
	0.48	(a)	03/31/20	05/06/20	8,000	8,000	8,003,840	U.S. Government Sponsored Agency Obligations and Corporate/Debt Obligations, 2.10% to 5.85%, due 10/07/20 to 09/30/49	16,543,036	9,130,816

Total Bank of America Securities, Inc.						$132,315				$135,937,237

BNP Paribas SA	0.18	(b)	03/31/20	04/01/20	4,000	4,000	4,000,020	Corporate/Debt Obligation, 1.88%, due 08/25/44	4,983,997	4,280,000

JP Morgan Securities LLC	0.01		03/31/20	04/01/20	8,000	8,000	8,000,002	U.S. Treasury Obligations, 0.03% to 2.63%, due 04/30/20 to 02/15/29	6,964,800	8,160,011
	0.02		03/31/20	04/01/20	49,000	49,000	49,000,027	U.S. Government Sponsored Agency Obligations and U.S. Treasury Obligations, 0.00% to 10.50%, due 05/01/20 to 07/15/60	677,522,733	49,987,021
	0.26	(b)	03/31/20	04/01/20	4,000	4,000	4,000,029	Corporate/Debt Obligations, 0.11% to 3.06%, due 11/15/49 to 07/25/56	673,934,039	4,280,000
	0.38	(a)	03/31/20	04/08/20	20,000	20,000	20,001,689	Corporate/Debt Obligations, 0.61% to 3.65%, due 02/15/50 to 03/15/62	322,013,892	21,400,000

Total JP Morgan Securities LLC						$81,000				$83,827,032

8	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2020	BlackRock Money Market Portfolio

	Repurchase Agreements							Collateral
							Proceeds			Position
	Coupon		Purchase	Maturity	Par	At Value	Including			Received,
Counterparty	Rate		Date	Date	(000)	(000)	Interest	Position	Original Par	At Value
Mizuho Securities USA LLC	0.01%		03/31/20	04/01/20	$22,000	$22,000	$22,000,006	U.S. Government Sponsored Agency Obligation, 3.00%, due 08/01/49	$23,750,748	$22,660,000
	1.54	(a)	03/31/20	05/06/20	8,000	8,000	8,012,315	U.S. Government Sponsored Agency Obligation, 3.00%, due 03/01/50	7,838,687	8,240,001

Total Mizuho Securities USA LLC						$30,000				$30,900,001

Wells Fargo Securities LLC	0.20	(b)	03/31/20	04/01/20	4,000	4,000	4,000,022	Corporate/Debt Obligations, 1.60% to 3.79%, due 05/20/29 to 06/17/37	5,216,728	4,280,000

						$251,315				$259,224,270

(a)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
(b)	Variable rate security. Rate shown is the rate in effect as of period end.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities (a)	$—	$2,958,814,497	$—	$2,958,814,497

(a)	See above Schedule of Investments for values in each security type.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	9

Statement of Assets and Liabilities

March 31, 2020

BlackRock
Money Market
Portfolio

ASSETS
Investments at value — unaffiliated (cost — $2,707,499,497)	$2,707,499,497
Cash	58,260,119
Repurchase agreements at value (cost — $251,315,000)	251,315,000
Receivables:	–
Capital shares sold	34,601,113
Interest — unaffiliated	1,454,255
From the Manager	1,491
Deferred offering costs	30,588
Prepaid expenses	448,656

Total assets	3,053,610,719

LIABILITIES
Payables:	–
Investments purchased	6,973,769
Administration fees	140,481
Capital shares redeemed	24,074,630
Income dividend distributions	184,967
Investment advisory fees	339,906
Trustees’ and Officer’s fees	4,307
Other affiliates	15,027
Service and distribution fees	553,074
Other accrued expenses	238,809

Total liabilities	32,524,970

NET ASSETS	$3,021,085,749

NET ASSETS CONSIST OF
Paid-in capital	$3,020,985,024
Accumulated earnings	100,725

NET ASSETS	$3,021,085,749

NET ASSET VALUE
Institutional — Based on net assets of $369,187,111 and 369,186,888 shares outstanding, unlimited number of shares authorized, par value $0.001 per share	$1.00

Premier — Based on net assets of $36,744 and 36,744 shares outstanding, unlimited number of shares authorized, par value $0.001 per share	$1.00

Service — Based on net assets of $5,692,352 and 5,692,349 shares outstanding, unlimited number of shares authorized, par value $0.001 per share	$1.00

Investor A — Based on net assets of $2,616,196,486 and 2,616,194,914 shares outstanding, unlimited number of shares authorized, par value $0.001 per share	$1.00

Investor C — Based on net assets of $29,973,056 and 29,973,038 shares outstanding, unlimited number of shares authorized, par value $0.001 per share	$1.00

See notes to financial statements.

10	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations

Year Ended March 31, 2020

BlackRock Money Market Portfolio

INVESTMENT INCOME
Interest — unaffiliated	$30,005,259
Total investment income	30,005,259

EXPENSES
Investment advisory	6,439,350
Service and distribution — class specific	2,854,028
Administration	594,620
Transfer agent — class specific	436,798
Registration	315,203
Administration — class specific	298,572
Professional	89,597
Accounting services	54,790
Offering	48,481
Custodian	38,033
Printing	27,367
Trustees and Officer	24,341
Miscellaneous	21,106
Total expenses	11,242,286
Less:
Administration fees waived — class specific	(80,244)
Fees waived and/or reimbursed by the Manager	(4,670,301)
Service and distribution fees waived and/or reimbursed — class specific	(1,686)
Transfer agent fees waived and/or reimbursed — class specific	(69,203)
Total expenses after fees waived and/or reimbursed	6,420,852
Net investment income	23,584,407

REALIZED GAIN
Net realized gain from investments	568
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$23,584,975

See notes to financial statements.

FINANCIAL STATEMENTS	11

Statements of Changes in Net Assets

	BlackRock Money Market Portfolio
	Year Ended March 31,
	2020	2019

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$23,584,407	$12,349,031
Net realized gain	568	7,004
Net increase in net assets resulting from operations	23,584,975	12,356,035

DISTRIBUTIONS TO SHAREHOLDERS (a)
From net investment income and net realized gain:
Institutional	(7,657,012)	(6,823,834)
Premier	(448)	—
Service	(69,830)	(117,632)
Investor A	(15,741,317)	(5,231,738)
Investor C	(114,872)	(175,827)
Decrease in net assets resulting from distributions to shareholders	(23,583,479)	(12,349,031)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	2,179,069,573	328,084,008

NET ASSETS
Total increase in net assets	2,179,071,069	328,091,012
Beginning of year	842,014,680	513,923,668
End of year	$3,021,085,749	$842,014,680

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

12	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Money Market Portfolio

	Institutional

	Year Ended March 31,
	2020		2019		2018	2017	2016

Net asset value, beginning of year	$1.00		$1.00		$1.00	$1.00	$1.00
Net investment income	0.0195		0.0213		0.0118	0.0061	0.0013
Net realized gain	0.0000	(a)	0.0000	(a)	0.0004	0.0002	0.0001
Net increase from investment operations	0.0195		0.0213		0.0122	0.0063	0.0014

Distributions(b)
From net investment income	(0.0195)		(0.0213)		(0.0122)	(0.0061)	(0.0013)
From net realized gain	(0.0000	)(c)	(0.0000	)(c)	—	(0.0002)	(0.0001)
Total distributions	(0.0195)		(0.0213)		(0.0122)	(0.0063)	(0.0014)

Net asset value, end of year	$1.00		$1.00		$1.00	$1.00	$1.00

Total Return(d)
Based on net asset value	1.97%		2.15%		1.23%	0.63%	0.13%

Ratios to Average Net Assets
Total expenses	0.56%		0.60%		0.56%	0.56%	0.56%
Total expenses after fees waived and/or reimbursed	0.20%		0.20%		0.20%	0.20%	0.24%
Net investment income	1.94%		2.17%		1.18%	0.61%	0.11%

Supplemental Data
Net assets, end of year (000)	$369,187		$336,387		$305,669	$569,757	$605,469

(a)	Amount is less than $0.00005 per share.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	13

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Money
	Market Portfolio
	Premier
	Period from
	07/26/19 (a)
	to 03/31/20

Net asset value, beginning of period	$1.00
Net investment income	0.0117
Net realized gain	0.0000	(b)
Net increase from investment operations	0.0117

Distributions(c)
From net investment income	(0.0117)
From net realized gain	(0.0000	)(d)
Total distributions	(0.0117)

Net asset value, end of period	$1.00

Total Return(e)
Based on net asset value	1.18%	(f)

Ratios to Average Net Assets
Total expenses	0.70%	(g)
Total expenses after fees waived and/or reimbursed	0.20%	(g)
Net investment income	1.75%	(g)

Supplemental Data
Net assets, end of period (000)	$37

(a)	Commencement of operations.
(b)	Amount is less than $0.00005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.00005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.

See notes to financial statements.

14	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Money Market Portfolio

	Service

	Year Ended March 31,
	2020		2019		2018	2017	2016

Net asset value, beginning of year	$1.00		$1.00		$1.00	$1.00	$1.00
Net investment income	0.0165		0.0185		0.0092	0.0009	0.0008
Net realized gain	0.0000	(a)	0.0000	(a)	0.0001	0.0024	0.0001
Net increase from investment operations	0.0165		0.0185		0.0093	0.0033	0.0009

Distributions(b)
From net investment income	(0.0165)		(0.0185)		(0.0093)	(0.0009)	(0.0008)
From net realized gain	(0.0000	)(c)	(0.0000	)(c)	—	(0.0024)	(0.0001)
Total distributions	(0.0165)		(0.0185)		(0.0093)	(0.0033)	(0.0009)

Net asset value, end of year	$1.00		$1.00		$1.00	$1.00	$1.00

Total Return(d)
Based on net asset value	1.66%		1.87%		0.93%	0.33%	0.09%

Ratios to Average Net Assets
Total expenses	0.84%		0.83%		0.86%	0.89%	0.85%
Total expenses after fees waived and/or reimbursed	0.50%		0.47%		0.50%	0.50%	0.27%
Net investment income	1.65%		1.87%		0.92%	0.09%	0.10%

Supplemental Data
Net assets, end of year (000)	$5,692		$6,152		$5,655	$6,191	$520,139

(a)	Amount is less than $0.00005 per share.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	15

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Money Market Portfolio

	Investor A

	Year Ended March 31,
	2020		2019		2018	2017	2016

Net asset value, beginning of year	$1.00		$1.00		$1.00	$1.00	$1.00
Net investment income	0.0164		0.0178		0.0090	0.0025	0.0007
Net realized gain (loss)	0.0000	(a)	0.0000	(a)	(0.0002)	0.0003	0.0001
Net increase from investment operations	0.0164		0.0178		0.0088	0.0028	0.0008

Distributions(b)
From net investment income	(0.0164)		(0.0178)		(0.0088)	(0.0025)	(0.0007)
From net realized gain	(0.0000	)(c)	(0.0000	)(c)	—	(0.0003)	(0.0001)
Total distributions	(0.0164)		(0.0178)		(0.0088)	(0.0028)	(0.0008)

Net asset value, end of year	$1.00		$1.00		$1.00	$1.00	$1.00

Total Return(d)
Based on net asset value	1.66%		1.80%		0.88%	0.28%	0.08%

Ratios to Average Net Assets
Total expenses	0.81%		0.90%		0.91%	0.97%	0.90%
Total expenses after fees waived and/or reimbursed	0.50%		0.54%		0.54%	0.55%	0.29%
Net investment income	1.45%		1.85%		0.90%	0.25%	0.08%

Supplemental Data
Net assets, end of year (000)	$2,616,196		$484,301		$180,873	$122,896	$176,772

(a)	Amount is less than $0.00005 per share.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.

See notes to financial statements.

16	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Money Market Portfolio

	Investor C

	Year Ended March 31,
	2020		2019		2018	2017	2016

Net asset value, beginning of year	$1.00		$1.00		$1.00	$1.00	$1.00
Net investment income	0.0086		0.0105		0.0017	0.0009	0.0010
Net realized gain	0.0000	(a)	0.0000	(a)	0.0001	0.0001	0.0001
Net increase from investment operations	0.0086		0.0105		0.0018	0.0010	0.0011

Distributions(b)
From net investment income	(0.0086)		(0.0105)		(0.0018)	(0.0009)	(0.0010)
From net realized gain	(0.0000	)(c)	(0.0000	)(c)	—	(0.0001)	(0.0001)
Total distributions	(0.0086)		(0.0105)		(0.0018)	(0.0010)	(0.0011)

Net asset value, end of year	$1.00		$1.00		$1.00	$1.00	$1.00

Total Return(d)
Based on net asset value	0.87%		1.05%		0.18%	0.10%	0.10%

Ratios to Average Net Assets
Total expenses	1.62%		1.64%		1.65%	1.62%	1.57%
Total expenses after fees waived and/or reimbursed	1.28%		1.28%		1.24%	0.71%	0.26%
Net investment income	0.85%		1.07%		0.17%	0.09%	0.12%

Supplemental Data
Net assets, end of year (000)	$29,973		$15,174		$21,727	$26,434	$38,069

(a)	Amount is less than $0.00005 per share.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	17

Notes to Financial Statements

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Money Market Portfolio (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Service Shares are sold without a sales charge and only to certain eligible investors. Premier Shares are sold without a sales charge and are only available through financial intermediaries trading on the NSCC Fund/SERV trading platform. Investor A Shares are sold without an initial sales charge. Service, Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A Shares are generally available through financial intermediaries. Investor C Shares are available only through exchanges and dividend and capital gain reinvestments by current holders. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Service Shares	No	No		None
Premier Shares(a)	No	No		None
Investor A Shares	No	No	(b)	None
To Investor A Shares after
Investor C Shares	No	No	(b)	approximately 10 years

(a)	Premier Shares commenced operations on July 26, 2019.
(b)

Investor A Shares may be subject to a CDSC upon redemption of shares received in an exchange transaction for Investor A Shares of a fund advised by the Manager (defined below) or its affiliates (each, a “BlackRock Fund”) where no initial sales charge was paid at the time of purchase of such fund. Investor C Shares may be subject to a CDSC upon redemption of shares received in an exchange transaction for Investor C Shares of a non-money market BlackRock Fund.

The Fund operates as a “retail money market fund” under Rule 2a-7 under the 1940 Act.

The Board of Trustees of the Trust (the “Board”) is permitted to impose a liquidity fee of up to 2% of the value of shares redeemed or temporarily restrict redemptions from the Fund for up to 10 business days during a 90 day period, in the event that the Fund’s weekly liquid assets fall below certain thresholds.

On February 11, 2020, the Board approved a change in the name of the Fund, effective as of May 11, 2020, to BlackRock Wealth Liquid Environmentally Aware Fund.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are distributed at least annually and are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Liquidity Fees: Any liquidity fees imposed on the value of shares redeemed in the event that the Fund’s weekly liquid assets fall below certain thresholds are recorded as paid-in-capital. The liquidity fees are collected and retained by the Fund for the benefit of the Fund’s remaining shareholders.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

18	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and, thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. The Fund seeks to maintain its net asset value (“NAV”) per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Repurchase Agreements: Repurchase agreements are commitments to purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed upon repurchase amount. Repurchase agreements may be traded bilaterally, in a tri-party arrangement or may be centrally cleared through a sponsoring agent. Subject to the custodial undertaking associated with a tri-party repurchase arrangement and for centrally cleared repurchase agreements, a third party custodian maintains accounts to hold collateral for the fund and its counterparties. Typically, the fund and counterparty are not permitted to sell, re-pledge or use the collateral absent a default by the counterparty or the fund, respectively.

In the event the counterparty defaults and the fair value of the collateral declines, the fund could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by the fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits the fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the fund would recognize a liability with respect to such excess collateral. The liability reflects the fund’s obligation under bankruptcy law to return the excess to the counterparty.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Investment
Average Daily Net Assets	Advisory Fees
First $1 Billion	0.450%
$1 Billion — $2 Billion	0.400
$2 Billion — $3 Billion	0.375
Greater than $3 Billion	0.350

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements (continued)

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Service Fees	Distribution Fees
Service	0.25%	—%
Investor A	0.25	—
Investor C	0.25	0.75

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended March 31, 2020, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Service and
Distribution
Fees
Service	$10,593
Investor A	2,707,171
Investor C	136,264
$2,854,028

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration – class specific in the Statement of Operation, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended March 31, 2020 the following table shows the class specific administration fees borne directly by each share class of the Fund:

Institutional	$78,778
Premier	5
Service	846
Investor A	216,223
Investor C	2,720
$298,572

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended March 31, 2020, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$165
Investor A	1,658
$1,823

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended March 31, 2020, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$3,774
Investor A	26,396
Investor C	1,170
$31,340

20	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (continued)

For the year ended March 31, 2020, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	$69,113
Premier	43
Service	1,942
Investor A	355,888
Investor C	9,812
$436,798

Other Fees: For the year ended March 31, 2020, affiliates received CDSCs as follows:

Investor A	$29,687
Investor C	2,949

Expense Limitations, Waivers, Reimbursements and Recoupments: The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Institutional	0.20%
Premier	0.20
Service	0.50
Investor A	0.55
Investor C	1.30

The Manager has agreed not to reduce or discontinue this contractual expense limitation through July 31, 2021, unless approved by the Board, including a majority of the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended March 31, 2020, the Manager waived and/or reimbursed $4,670,301, which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

These amounts waived and/or reimbursed are included in administration fees waived — class specific, service and distribution fees waived and/or reimbursed — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statement of Operations. For the year ended March 31, 2020, class specific expense waivers and/or reimbursements are as follows:

Administration Fees Waived
Institutional	$78,778
Premier	5
Service	660
Investor C	801
$80,244

Service and Distribution Fees Waived
Investor C	1,686

Transfer Agent Fees Waived and/or Reimbursed
Institutional	$ 68,905
Premier	43
Service	89
Investor C	166
$ 69,203

The Manager and BRIL have also voluntarily agreed to waive a portion of their respective investment advisory and service and distribution fees and/or reimburse operating expenses to enable the Fund to maintain minimum levels of daily net investment income if applicable. These amounts, if any, are reported in the Statement of Operations as fees waived and/or reimbursed by the Manager, service and distribution fees waived and/or reimbursed — class specific and transfer agent fees waived and/or reimbursed — class specific. The Manager and BRIL may discontinue the waiver and/or reimbursement at any time. For the year ended March 31, 2020, there were no fees waived and/ or reimbursed by the Manager or BRIL under this agreement.

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements (continued)

This repayment applies only to the contractual expense limitation on net expenses and does not apply to any voluntary waivers that may be in effect from time to time. Effective December 1, 2019, the repayment arrangement between the Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/ or reimbursed under the Fund’s contractual caps on net expenses was terminated.

The following fund level and class specific waivers and/or reimbursements previously recorded by the Fund, which were subject to recoupment by the Manager, expired on December 1, 2019:

Fund Level	$7,279,442
Institutional	371,831
Premier	1
Service	1,860
Investor A	65,952
Investor C	4,085

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

6.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended March 31, 2020. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of March 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, the following permanent differences attributable to nondeductible expenses were reclassified to the following accounts:

Paid-in capital	$(48,481)
Accumulated earnings	48,481

The tax character of distributions paid was as follows:

Ordinary Income
03/31/20	$23,583,479
03/31/19	12,349,031

As of period end, the tax components of accumulated earnings were as follows:

Undistributed ordinary income	$100,725

7.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease the Fund’s ability to buy or sell bonds. As a result, the Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If the Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

Certain obligations held by the Fund have a credit enhancement or liquidity feature that may, under certain circumstances, provide for repayment of principal and interest on the obligation when due. These enhancements, which may include letters of credit, stand-by bond purchase agreements and/or third party insurance, are issued by financial

22	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (continued)

institutions. The value of the obligations may be affected by changes in creditworthiness of the entities that provide the credit enhancements or liquidity features. The Fund monitors its exposure by reviewing the creditworthiness of the issuers, as well as the financial institutions issuing the credit enhancements and by limiting the amount of holdings with credit enhancements from one financial institution.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The impact of the pandemic may be short term or may last for an extended period of time.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

8.	CAPITAL SHARE TRANSACTIONS

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of all distributions and cost of shares redeemed, respectively, since shares are sold and redeemed at $1.00 per share.

	Year Ended
	03/31/20	03/31/19
Institutional
Shares sold	1,000,234,370	810,070,763
Shares issued in reinvestment of distributions	4,918,418	5,280,224
Shares redeemed	(972,353,075)	(784,636,701)
Net increase	32,799,713	30,714,286

	Period from 07/26/19(a) to 03/31/20
Premier
Shares sold	36,500	—
Shares issued in reinvestment of distributions	244	—
Net increase	36,744	—

	Year Ended
	03/31/20	03/31/19
Service
Shares sold	5,189,284	6,128,913
Shares issued in reinvestment of distributions	65,882	117,542
Shares redeemed	(5,714,672)	(5,749,476)
Net increase (decrease)	(459,506)	496,979
Investor A
Shares sold and automatic conversion of shares	3,751,987,196	656,235,825
Shares issued in reinvestment of distributions	15,706,210	5,197,053
Shares redeemed	(1,635,799,370)	(358,007,781)
Net increase	2,131,894,036	303,425,097
Investor C
Shares sold	41,263,967	28,209,270
Shares issued in reinvestment of distributions	110,085	171,657
Shares redeemed and automatic conversion of shares	(26,575,466)	(34,933,281)
Net increase (decrease)	14,798,586	(6,552,354)
Total Net Increase	2,179,069,573	328,084,008

(a)	Commencement of Operations.

As of March 31, 2020, BlackRock Financial Management, Inc., an affiliate of the Fund, owned 36,744 Premier Shares of the Fund.

9.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	23

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Money Market Portfolio and the Board of Trustees of BlackRock FundsSM:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Money Market Portfolio of BlackRock FundsSM (the “Fund”), including the schedule of investments, as of March 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

May 22, 2020

We have served as the auditor of one or more BlackRock investment companies since 1992.

Important Tax Information (unaudited)

For the fiscal year ended March 31, 2020, the Fund hereby designates the following maximum amount allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

Fund	Interest-Related Dividends
BlackRock Money Market Portfolio	$13,743,365

The Fund hereby designates the following amount of distributions from direct federal obligation interest for the fiscal year ended March 31, 2020:

Fund	Federal Obligation Interest
BlackRock Money Market Portfolio	$165,697

The law varies in each state as to whether and what percent of ordinary income dividends attribute to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

24	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	36 RICs consisting of 151 Portfolios	None
Bruce R. Bond 1946	Trustee (Since 2019)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	36 RICs consisting of 151 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019.	36 RICs consisting of 151 Portfolios	None
Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	36 RICs consisting of 151 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	36 RICs consisting of 151 Portfolios	None
Lena G. Goldberg 1949	Trustee (Since 2019)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/ Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	36 RICs consisting of 151 Portfolios	None
Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	36 RICs consisting of 151 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems)
Cynthia A. Montgomery 1952	Trustee (Since 2007)	Professor, Harvard Business School since 1989.	36 RICs consisting of 151 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

TRUSTEE AND OFFICER INFORMATION	25

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Donald C. Opatrny 1952	Trustee (Since 2019)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2018; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.	36 RICs consisting of 151 Portfolios	None
Joseph P. Platt 1947	Trustee (Since 2007)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	36 RICs consisting of 151 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Kenneth L. Urish 1951	Trustee (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	36 RICs consisting of 151 Portfolios	None
Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	36 RICs consisting of 151 Portfolios	None

26	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Interested Trustees (a)(d)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	123 RICs consisting of 262 Portfolios	None
John M. Perlowski (e) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	124 RICs consisting of 263 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)  Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e) Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund.

TRUSTEE AND OFFICER INFORMATION	27

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Member of the Board of Managers of BlackRock Investments, LLC (principal underwriter) since 2019 and Managing Director thereof since 2017; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Development and Oversight for BlackRock’s Strategic Product Management Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds from 2019 to 2020; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.
Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b) Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective December 31, 2019, Robert M. Hernandez retired as Trustee of the Trust.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent

JPMorgan Chase Bank, N.A.

New York, NY 10179

Custodians

JPMorgan Chase Bank, N.A.

New York, NY 10179

The Bank of New York Mellon

New York, NY 10286

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

28	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Transfer Agent at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC each month on Form N-MFP. The Fund’s reports on Form N-MFP are available on the SEC’s website at sec.gov. The Fund makes portfolio holdings available to shareholders on its website at blackrock.com.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge, (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit at blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION	29

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

30	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in This Report

Currency

USD	United States Dollar

Portfolio Abbreviations

DAC	Designated Activity Company

LIBOR	London Interbank Offered Rate

LIQ	Liquidity Agreement

LOC	Letter of Credit

RB	Revenue Bonds

SOFR	Secured Overnight Financing Rate

VRDN	Variable Rate Demand Notes

GLOSSARY OF TERMS USED IN THIS REPORT	31

Want to know more?

blackrock.com    |    800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund at any time. Performance data quoted represents past performance and does not guarantee future results. Total return information assumes reinvestment of all distributions. Current performance may be higher or lower than the performance data quoted. For current month-end performance information, call (800) 626-1960. The Fund’s current 7-day yield more closely reflects the current earnings of the Fund than the total returns quoted. Statements and other information herein are as dated and are subject to change.

MM-3/20-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty
Robert M. Hernandez
Henry R. Keizer
Kenneth L. Urish
Claire A. Walton

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Wealth Liquid Environmentally Aware Fund (Formerly BlackRock Money Market Portfolio)	$27,744	$26,520	$0	$0	$9,500	$9,800	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-

adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$1,984,000	$2,050,500

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $1,984,000 and $2,050,500 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Wealth Liquid Environmentally Aware Fund (Formerly BlackRock Money Market Portfolio)	$9,500	$9,800

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$1,984,000	$2,050,500

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) – Section 302 Certifications are attached

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) – Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: June 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: June 4, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date: June 4, 2020